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                                                                  EXHIBIT 10.11

                               TWO INTERNATIONAL, INC.

                     NON-QUALIFIED STOCK OPTION AGREEMENT


    THIS AGREEMENT (the "Agreement") is entered into effective as of December 11, 1996, between TSW INTERNATIONAL, INC., a Georgia corporation ("TSW") and JRO CONSULTING, INC. ("Grantee").

    In consideration of the agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

    1. OPTION GRANT. TSW hereby grants to Grantee the option (the "Option") to purchase from TSW up to 10,800 shares of TSW's Common Stock (the "Option Shares") at a purchase price of $9.23 per share, in the manner and subject to the conditions provided in this Agreement.

    2. EXERCISE OF OPTION.

       a. EXERCISE AGREEMENT. Grantee may exercise the Option at any time on or after the date on which the Option has vested in accordance with Section 2(c) and on or before August 8, 2006 (the "Option Period"). Grantee must exercise the Option by delivering to TSW an executed written exercise agreement in form reasonably acceptable to TSW, which sets forth Grantee's election to exercise some or all of this Option, the number of Option Shares and such other representations and agreements as may be reasonably required by TSW to comply with applicable securities laws.

       b. PAYMENT OF EXERCISE PRICE. The Exercise Agreement must be accompanied by full payment of the exercise price for the Option Shares being purchased. Payment for the Option Shares must be made in U.S. dollars by wire transfer or by check. Prior to the transfer of the Option Shares, Grantee must pay or make adequate provision for any applicable federal or state withholding obligations of TSW resulting from the exercise of this Option.

       c. VESTING OF OPTION. The Option will vest as follows: (1) 1/3 of the Option Shares shall vest as of February 8, 1997, (2) an additional 1/3 of the Option Shares will vest as of August 8, 1997, and (3) the remaining 1/3 of the Option Shares will vest on December 31, 1997, if the Grantee continues to provide the services of an individual (the "Designee") acceptable to TSW as Chairman of the TSW Board of Directors to TSW through that date.

         Vesting will accelerate, and the Option will be fully vested, if a Liquidity Event occurs prior to December 31, 1997, and Grantee is providing the services of Designee as Chairman of the Board of Directors when the Liquidity Event occurs. For these purposes, the

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term "Liquidity Event" means (1) an initial public offering (IPO) of TSW's common stock, (2) a sale of all or substantially all of the assets of TSW, or
(3) a merger (other than a merger in which TSW is the acquiror), or a combination of TSW into another corporation.

       d. RESTRICTIONS ON EXERCISE. The Option may not be exercised unless such exercise is in compliance with the Securities Act of 1933 and all applicable state securities laws, as they are in effect on the date of exercise, and the requirements of any stock exchange or national market system on which TSW's Common Stock may be listed at the time of exercise, Grantee understands that TSW is not under any obligation to register, qualify or list the TSW Common Stock with the Securities and Exchange Commission ("SEC"), any state securities commission or any stock exchange to effect such compliance.

       e. DELIVERY OF SHARE CERTIFICATE. Upon receipt of the Exercise Agreement and payment of the option exercise price, TSW will deliver to Grantee a stock certificate representing the number of TSW shares as to which Grantee has exercised the Option.

   3. TERMINATION OF OPTION. This Option will terminate as of 5:00 pm EDT on August 8, 2006 (to the extent not exercised prior to that time).

    4. ADJUSTMENT OF OPTION SHARES AND EXERCISE PRICE. If the outstanding shares of Common Stock of TSW are changed into or exchanged for a different number or kind of shares or other securities of TSW by reason of any recapitalization, reclassification, stock split, stock dividend, merger, combination, or subdivision, appropriate adjustments shall be made in the number and kind of shares available under this Option, and to the option exercise price provided for in Section 1.

    5. RIGHTS PRIOR TO EXERCISE. This Option is nontransferable. This Option shall confer no rights to Grantee to act as a shareholder with respect to any of the Option Shares until payment of the option price and delivery of the share certificate representing the Option Shares has been made.

    6. PREEMPTIVE RIGHTS. Grantee will have the preemptive right to participate in any offerings of stock by TSW after the date of this Agreement and prior to the earlier of December 31, 1997 or an initial public offering of TSW common stock, other than issuances of stock in connection with normal employee and director stock option plans, on the same terms and conditions as the proposed offering by TSW. Grantee will have the right to purchase a number of shares required to maintain Grantee's relative percentage ownership of TSW's fully-diluted common stock. Any such right must be exercised within thirty days following receipt of written notice of a proposed offering of stock by TSW.

    7. REPRESENTATIONS OF GRANTEE. By execution of this Agreement, Grantee represents and warrants to TSW as follows:


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       a.  Grantee is acquiring this Option and the Option Shares solely for its own account for investment purposes and not with a view or interest of participating, directly or indirectly, in the resale or distribution of all or any part thereof.

       b. Grantee is an Illinois corporation, all of the outstanding shares of which are owned by John R. Oltman.

       c. Grantee acknowledges that this Option and the Option Shares acquired by Grantee are to be issued and sold to the Grantee without registration and in reliance upon certain exemptions under the Federal Securities Act of 1933, as amended, and in reliance upon certain exemptions from registration requirements under applicable state securities laws.

       d. Grantee will make no transfer or assignment of any of the Option Shares except in compliance with the Securities Act of 1933, as amended, and any other applicable securities laws. Grantee consents and agrees that a legend to such effect may be affixed to the certificate or certificates presenting the Option Shares transferred to Grantee. Grantee shall not permit any transfer or assignment of the shares of Grantee.

       e. Grantee is aware that no federal or state agency has made any recommendation or endorsement of the Option Shares or any finding or determination as to the fairness of the investment in such Option Shares.

       f. Grantee acknowledges that no public or secondary market exists or may ever exist for the Option Shares and, accordingly, Grantee may not be able to readily liquidate its investment in the Option Shares.

       g. Grantee here by acknowledges that TSW has made available to it the opportunity to ask questions, to receive answers, and to obtain information necessary to evaluate the merits and risks of this investment. Grantee further acknowledges that TSW makes no warranties or representations regarding the impact that the Option or the exercise of the Option will have on Grantee's federal or state income tax liabilities.

       h. Grantee hereby acknowledges that the Option and underlying Option Shares are a speculative investment. Grantee represents that it can bear the economic risks of such an investment for an indefinite period of time.

       i. Grantee has full legal power and authority to execute and deliver, and to perform its obligations under this Agreement and such execution, delivery and performance will not violate any agreement, contract, law, rule, decree or other legal restriction by which Grantee is bound.

       j. Grantee recognizes and understands that the Option Shares may be restricted securities within the meaning of Rule 144 promulgated under the Securities Act of 1933; that the exemption from registration under Rule 144 may not be available under certain

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circumstances; and the Grantee's opportunity to utilize Rule 144 to sell the
Option Shares may be limited or denied.

    8. REPRESENTATIONS AND WARRANTIES OF TSW. TSW represents and warrants to Grantee as follows:

       a. Upon exercise of the Option, TSW will transfer to Grantee good title to the Option Shares subject to the option exercise, free and clear of any liens, claims or encumbrances.

       b. TSW has full legal power and authority to execute and deliver, and to perform its obligations under this Agreement and such execution, delivery and performance will not violate any agreement, contract, law, rule, decree or other legal restriction by which TSW is bound.

    9. ENTIRE AGREEMENT. This Stock Option Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof.

    10. MISCELLANEOUS. This Agreement shall be governed and construed under the laws the laws of the State of New York. If any term or provision hereof shall be held invalid or unenforceable, the remaining terms and provisions hereof shall continue in full force and effect. Any modification to this Agreement shall not be effective unless it is in writing and signed by both of the Parties to this Agreement.

                                           "TSW"
                                           TSW INTERNATIONAL, INC.

                                           By: /s/ John Bartels
                                               ---------------------------
                                           Title:     CFO
                                                 -------------------------

                                  ACCEPTANCE

   Grantee hereby accepts this Option subject to all the terms and conditions of this Stock Option Agreement. Grantee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Option Shares and that Grantee should consult a tax adviser prior to such exercise or disposition.



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                                           "GRANTEE":

                                           JRO CONSULTING INC.

                                           By:  /s/ J.R. Oltman
                                              -------------------------
                                           Title:   President
                                                  ---------------------














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                                            SCHEDULE TO EXHIBIT 10.11


                      SCHEDULE OF TERMS OF
                    STOCK OPTION AGREEMENTS
      BETWEEN TSW INTERNATIONAL, INC. AND JRO CONSULTING, INC.



   DATE OF        TYPE OF        NUMBER OF    EXERCISE    EXPIRATION
  AGREEMENT       OPTION         SHARES (1)     PRICE        DATE
 ----------   -------------      -----------  ---------   -----------
   8/8/96     Non-qualified       54,200        $9.23       8/8/06
 12/11/96     Non-qualified       10,800        $9.23       8/8/06


(1) Each option vests in three equal annual installments on February 8, 1997, August 8, 1997 and December 31, 1997, respectively.